                                                                   EXHIBIT 14(b)

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints SEAN T. LEONARD and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which THE VARIABLE ANNUITY LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

REGISTRANT NAME                    FILE NOS.
---------------            ----------------------
VALIC SEPARATE ACCOUNT A   033-75292 / 811-03240
                           002-32783 / 811-03240
                           002-96223 / 811-03240
                           333-124398 / 811-03240
                           333-49232 / 811-03240



/s/ JAMES BRACKEN                                  Director             April 29, 2011
-------------------------------------
JAMES BRACKEN


/s/ JOHN Q. DOYLE                       Director, President and Chief   April 29, 2011
-------------------------------------         Executive Officer
JOHN Q. DOYLE


/s/ PETER J. EASTWOOD                              Director             April 29, 2011
-------------------------------------
PETER J. EASTWOOD


/s/ DAVID N. FIELDS                                Director             April 29, 2011
-------------------------------------
DAVID N. FIELDS


/s/ PETER D. HANCOCK                        Director and Chairman       April 29, 2011
-------------------------------------
PETER D. HANCOCK


/s/ DAVID L. HERZOG                                Director             April 29, 2011
-------------------------------------
DAVID L. HERZOG


/s/ LOUIS P. IGLESIAS                              Director             April 29, 2011
-------------------------------------
LOUIS P. IGLESIAS


/s/ MONIKA M. MACHON                               Director             April 29, 2011
-------------------------------------
MONIKA M. MACHON


/s/ KRISTIAN P. MOOR                               Director             April 29, 2011
-------------------------------------
KRISTIAN P. MOOR



/s/ RALPH W. MUCERINO                              Director             April 29, 2011
-------------------------------------
RALPH W. MUCERINO


/s/ SID SANKARAN                                   Director             April 29, 2011
-------------------------------------
SID SANKARAN


/s/ ROBERT S. SCHIMEK                              Director             April 29, 2011
-------------------------------------
ROBERT S. SCHIMEK


/s/ CHRISTOPHER L. SPARRO                          Director             April 29, 2011
-------------------------------------
CHRISTOPHER L. SPARRO


/s/ NICHOLAS C. WALSH                              Director             April 29, 2011
-------------------------------------
NICHOLAS C. WALSH


/s/ MARK T. WILLIS                                 Director             April 29, 2011
-------------------------------------
MARK T. WILLIS